Supplement, dated January 13, 2006
to Prospectus, dated May 1, 2005

SUPPLEMENT
MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

The investment adviser (the "Adviser") for Mutual of America Investment Corporation (the "Investment Company") has elected to cancel its Agreement to limit the expenses of the Investment Company, other than advisory fees, extraordinary expenses, and portfolio transaction costs. An amendment to the Agreement was entered into between the Investment Company and the Adviser, dated December 30, 2005, extending the termination date from January 1, 2006, as originally provided, to midnight on April 30, 2006. The Adviser has provided written notice of termination to the Investment Company in accordance with the terms of the Agreement and the amendment thereto, and such termination will be effective at midnight on April 30, 2006.

As a result of the termination described above, Footnote 7 on page 6 is hereby deleted in its entirety and replaced with the following:

"The Adviser had contractually agreed beginning as of January 1, 2003 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. The Adviser had voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003. This contractual obligation remained in effect for the year 2005 and, as a result of the Adviser's written notice of termination under the terms of the Agreement as amended, it will continue until midnight on April 30, 2006 at which time it will terminate. After the termination takes effect, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses, resulting in expenses as set forth at the line "Before Reimbursement" in the table of underlying fund annual fees and expenses on page 6, rather than the expenses shown at the line entitled 'After Reimbursement.' "